UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2024

NEXPOINT RESIDENTIAL TRUST, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	001-36663	47-1881359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NXRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 1, 2024, NexPoint Residential Trust, Inc. (the “Company”) refinanced the current outstanding debt on 17 properties (the “Refinancing”) by entering into 17 new loan agreements (the “Loan Agreements”) through J.P. Morgan Chase Bank and the Federal Home Loan Mortgage Corporation.

A summary of the terms of the Loan Agreements are set forth below:

Operating Properties	Type	Term (months)	Outstanding Principal (1)	Interest Rate (2)	Maturity Date
The Venue on Camelback	Floating	84	36,465	6.25%	9/30/2031
Sabal Palm at Lake Buena Vista	Floating	84	56,220	6.25%	9/30/2031
Cornerstone	Floating	84	45,815	6.25%	9/30/2031
Versailles II	Floating	84	15,706	6.25%	9/30/2031
Brandywine I & II	Floating	84	59,526	6.25%	9/30/2031
Bella Vista	Floating	84	37,400	6.25%	9/30/2031
The Enclave	Floating	84	33,440	6.25%	9/30/2031
The Heritage	Floating	84	29,810	6.25%	9/30/2031
Summers Landing	Floating	84	14,135	6.25%	9/30/2031
Residences at Glenview Reserve	Floating	84	33,271	6.25%	9/30/2031
Avant at Pembroke Pines	Floating	84	248,185	6.25%	9/30/2031
Arbors of Brentwood	Floating	84	39,977	6.25%	9/30/2031
The Verandas at Lake Norman	Floating	84	30,113	6.25%	9/30/2031
Six Forks Station	Floating	84	30,430	6.25%	9/30/2031
High House at Cary	Floating	84	32,478	6.25%	9/30/2031
The Adair	Floating	84	33,229	6.25%	9/30/2031
Estates on Maryland	Floating	84	37,345	6.25%	9/30/2031
			$ 813,545

(1) Mortgage debt that is non-recourse to the Company and encumbers the multifamily properties.
(2) Interest rate is based on a reference rate (30-Day Average SOFR) plus an applicable margin (109 basis points), for each new mortgage loan origination. The term for each new loan is 84 months with interest only due for the full term. As a requirement for financing, each loan has an interest rate cap with a maximum strike ranging from 8.16% to 8.91%. 30-Day Average SOFR was 5.16% as of October 1, 2024.

The Loan Agreements include representations and warranties, affirmative and negative covenants, events of default, and other provisions, customary under the most recent forms required by the Federal Home Loan Mortgage Corporation for multifamily properties. The Loan Agreements are secured by mortgages on each applicable property.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
Name: Brian Mitts
Title: Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: October 4, 2024